Exhibit 10.2

NINTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This NINTH AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of September 30, 2014, by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011, as amended by that certain First Amendment to Master Lease and Security Agreement dated as of April 7, 2011, as further amended by that certain Second Amendment to Master Lease and Security Agreement dated as of May 16, 2011, Third Amendment to Master Lease and Security Agreement dated as of January 10, 2012, Fourth Amendment to Master Lease and Security Agreement dated as of April 18, 2012, Fifth Amendment to Master Lease and Security Agreement dated as of May 5, 2012, Sixth Amendment to Master Lease and Security Agreement dated as of July 30, 2012, Seventh Amendment to Master Lease and Security Agreement dated as of February 11, 2013 (the “Seventh Amendment”), and Eighth Amendment to Master Lease and Security Agreement dated as of July 31, 2014 (as so amended, the “Master Lease”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B. Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may have been or may hereafter be further amended, modified, or reaffirmed from time to time on accordance with the terms thereof, the (“Guaranty”)).

C.The Master Lease covers the “Leased Property” of the Pool 1 Facilities described on Exhibit A-1 to the Master Lease, the Pool 2 Facilities described on Exhibit A-2 to the Master Lease, the Pool 3 Facilities described on Exhibit A-3 to the Master Lease, and the Pool 4 Facilities described on Exhibit A-4 to the Master Lease.

D.Reference is made to the Pool 1 Facility identified on Exhibit A-1 to the Master Lease as “Manor Care of Elizabethtown,” located on the land identified on said Exhibit as 320 South Market Street, Elizabethtown, PA 17022 (the “Elizabethtown Property”).  Pursuant to Section 3 of the Seventh Amendment, Lessor and Lessee desire to add the real property more particularly described on Exhibit A attached hereto (the “Elizabethtown Addition”) to the Elizabethtown Property as additional Leased Property under the Master Lease.

E.Reference is made to the Pool 3 Facility identified on Exhibit A-3 to the Master Lease as “Old Orchard Health Care Center,” located on the land identified on said Exhibit as 4100 Freemansburg Avenue, Easton, PA 18045 (the “Old Orchard Facility”).  Lessee desires to develop a sixty-four (64) bed assisted living facility (as used herein and in the Master Lease, the “Arden Courts of Old Orchard Facility”) on the land located adjacent to the Old Orchard Facility and more particularly described as the crosshatched area shown on Exhibit B attached hereto (the “Arden Land”) and thereafter sell to Lessor, and lease back from Lessor pursuant to the Master Lease, the Arden Courts of Old Orchard Facility.  The Arden Land is currently being leased to Lessee by

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Lessor pursuant to the Master Lease, and Lessor is willing to agree to such development and sale and leaseback, under the terms and conditions set forth in this Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. Recitals. The foregoing recitals are adopted by Lessor and Lessee as true and correct and, by this reference, are incorporated herein as if set forth herein in full.
2. Elizabethtown.

(a) Lessee’s Representations and Warranties.  Lessee hereby represents and warrants to Lessor that, with respect to the Elizabethtown Addition, Lessee has delivered to Lessor the materials and documentation required pursuant to Section 3(a) of the Seventh Amendment and that, to Lessee’s knowledge, (i) all such materials and documentation were true, correct and complete at the time delivered and (ii) there have been no changes affecting any such materials or documentation or any information disclosed thereby, that would interfere with or materially adversely affect the consummation of the transactions contemplated hereby, that have not been previously disclosed by Lessee to Lessor in writing.

(b) Additional Property. The Master Lease is hereby amended to modify the “Land” to add the Elizabethtown Addition to the Elizabethtown Property (the consolidated parcel hereinafter being referred to as the “Elizabethtown Consolidated Property”). Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s right, title and interest in and to the Elizabethtown Consolidated Property, including any improvements currently and to be located thereon, subject to all of the terms, conditions and provisions of the Master Lease (specifically including, but not limited to, Sections 7.1 and 23.1 and Article XXXVII thereof) as it is hereby, and may be hereafter, amended, supplemented, restated or otherwise modified.

3. Construction of Arden Courts of Old Orchard Facility.

(a) Construction.  Lessee shall construct the Arden Courts of Old Orchard Facility in accordance with the requirements for Capital Additions set forth in the Master Lease, including, without limitation, the requirements of Article X thereof, and the terms of this Amendment.  Lessee shall be responsible to arrange, supervise, coordinate and carry out all services necessary for the construction of the Arden Courts of Old Orchard Facility and Lessee hereby undertakes and accepts such responsibility.  Notwithstanding anything to the contrary contained in the Master Lease, Lessor hereby reserves the right to select a project manager before the commencement of construction to oversee construction of the Arden Courts of Old Orchard Facility, with the reasonable approval of Lessee, at Lessee’s sole cost and expense.    In addition to the requirements set forth in the Master Lease for construction of Capital Additions, prior to the commencement of construction of the Arden Courts of Old Orchard Facility, Lessee shall (i) provide Lessor with a copy of the budget showing a detailed cost breakdown of the construction costs for the Arden Courts of Old Orchard Facility, and (ii) at its sole cost and expense conduct and complete its due diligence with respect to the suitability of the Arden Land for construction of the Arden Courts of Old Orchard Facility,  Lessee’s ability to obtain all necessary permits, licenses and approvals for construction of the Arden Courts of Old Orchard Facility, and any other reasonable due diligence

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as Lessee may determine necessary in connection with construction of the Arden Courts of Old Orchard Facility.  Upon Lessee’s commencement of construction of the Arden Courts of Old Orchard Facility, all such due diligence shall be deemed waived by Lessee and Lessee shall be deemed to have accepted the Arden Land “as-is” and “with-all-faults” for all purposes.    Additionally, Lessor has approved the general contractor, architect and engineers selected by Lessee in connection with the design, construction and or performance of the Arden Courts of Old Orchard Facility.

(b) Failure to Construct.  Without limiting any other right or remedy of Lessor under the Master Lease, if for any reason after Lessee commences construction of the Arden Courts of Old Orchard Facility, Lessee abandons construction of the Arden Courts of Old Orchard Facility or fails to complete construction of the Arden Courts of Old Orchard Facility within eighteen  (18)  months of commencement of construction substantially in accordance with the terms of the Master Lease and this Amendment, at Lessor’s option, Lessor shall have the right to complete construction of the Arden Courts of Old Orchard Facility in accordance with the approved plans and specifications and expend such sums as Lessor reasonably deems proper in order so to complete construction of the Arden Courts of Old Orchard Facility. The amount of any and all expenditures made by Lessor pursuant to this clause (b) shall be immediately due and payable by Lessee to Lessor as an Additional Charge, together with interest thereon from the date of such expenditure to the date paid by Lessee at the Overdue Rate (but in no event greater than the maximum rate of interest then permitted by law).  Said interest shall accrue on a daily basis.  Upon any assumption by Lessor of the obligation to complete construction of the Arden Courts of Old Orchard Facility as provided herein, Lessee shall forthwith surrender and deliver to Lessor, or Lessor’s designee, all records, plans, specifications, permits and other governmental approvals, purchase agreements, contracts, receipts for deposits, unpaid bills and all other records, papers and documents in the possession of Lessee relating to the construction of the Arden Courts of Old Orchard Facility.

(c) Costs and Expenses.  Unless expressly provided otherwise herein, Lessee shall pay all costs and expenses relating to the construction of the Arden Courts of Old Orchard Facility, including, without limitation, all costs and expenses relating to (i) its due diligence performed under Section 3(a) hereof or otherwise in connection with the construction of the Arden Courts of Old Orchard Facility, or determining the feasibility thereof, (ii) all Capital Addition Costs in connection with the Arden Courts of Old Orchard Facility, (iii) the planning, designing and construction of the Arden Courts of Old Orchard Facility, (iv) acquiring and maintaining any permits, licenses and approvals necessary in connection with the construction and operation of the Arden Courts of Old Orchard Facility and (v) Lessor’s review of the plans and specifications and other documents and materials relating to the construction of the Arden Courts of Old Orchard Facility as set forth herein.

(d) Indemnification.  Without in any way limiting any other indemnification obligation of Lessee under the Master Lease, and notwithstanding the existence and without regard to the policy limits of any insurance required to be maintained or the amount of any bond required pursuant to the Master Lease, Lessee shall protect, defend, indemnify and hold harmless Lessor from and against, and reimburse Lessor for, any and all actions, causes of action, obligations, damages, penalties, suits, debts, losses, costs, expenses, liabilities, claims or demands whatsoever, at law or in equity (including reasonable attorneys’ fees, expenses and disbursements and Environmental Costs) imposed on, incurred by or asserted against Lessor in connection with or with respect to the construction or the performance of the construction of the Arden Courts of Old Orchard Facility and any permanent loss in value of or title to the Old Orchard Facility resulting therefrom, including arising from:

(i) any misstatements or inaccuracies made by or on behalf of Lessee contained within or other matters arising out of any applications for building, foundation, grading or other permits, licenses and/or authorizations necessary for the construction of the Arden Courts of Old Orchard Facility, including those

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required for the use and operation of the New Arden Court Facility for its Primary Intended Use, whether filed or submitted to the applicable Governmental Authority in the name of Lessor or Lessee;  and/or

(ii) any act or omission of Lessee, the architect, the engineer, the general contractor, or any other contractor, subcontractor or supplier of materials or other Person in connection with the construction of the Arden Courts of Old Orchard Facility,  occurring prior to the closing of the Purchase Transaction or the Closing Date,  each as defined in Section 4(a) hereof.

4. Purchase of Arden Courts of Old Orchard Facility.

(a) The Purchase Transaction.  Notwithstanding anything to the contrary contained in the Master Lease, including, without limitation, Section 6.3 thereof, on or before the 360th day following “Substantial Completion” (as hereinafter defined) of construction of the Arden Courts of Old Orchard Facility,  Lessee will sell the Arden Courts of Old Orchard Facility to Lessor and Lessor will purchase the Arden Courts of Old Orchard Facility from Lessee (the “Purchase Transaction”).   Lessee will determine the specific date of the closing of the Purchase Transaction (the “Closing Date”), which shall be within such 360 day period following Substantial Completion, by providing at least thirty (30) days prior written notice to Lessor within three hundred (300) days after Substantial Completion.  If Lessee does not provide such written notice to Lessor within three hundred (300)  days after Substantial Completion, then Lessor shall have the right to determine the Closing Date, which shall be within such 360 day period following Substantial Completion, by providing written notice to Lessee.  As used herein, “Substantial Completion” means the date on which Lessor has received from Lessee an Officer's Certificate stating the following:  (i) Lessee has received a  copy of the certificate of occupancy for the Arden Courts of Old Orchard Facility from the applicable Governmental Authority;  (ii)  Lessee has received copies of all necessary permits, approvals, healthcare licenses and Medicare certifications necessary for the operation of the Arden Courts of Old Orchard Facility;  (iii)  Lessee has received copies of lien releases from all parties that provided labor or materials for construction of the Arden Courts of Old Orchard Facility;  (iv)   the Arden Courts of Old Orchard Facility has commenced regular business operations; and (v)  construction of the Arden Courts of Old Orchard Facility has been substantially completed in accordance with the plans and specifications and the applicable provisions of this Amendment and the Master Lease, except for punch-list items that remain to be completed.

(b) The purchase price for the Purchase Transaction shall be Fifteen Million Dollars ($15,000,000.00) (the “Purchase Price”) and shall be payable by Lessor to Lessee on the Closing Date.  For the avoidance of doubt, the Purchase Transaction remains subject to the remaining terms of Section 6.3 of the Master Lease that are not in conflict with the terms of Section 4(a) hereof or this Section 4(b), including, without limitation, that on the Closing Date Lessee shall transfer the Arden Courts of Old Orchard Facility to Lessor free of any encumbrance (including, without limitation, any liens or claims for liens for material supplied and for labor or services performed in connection with the construction of the Arden Courts of Old Orchard Facility)  and Lessee shall execute all documents and take any actions reasonably necessary to evidence the transfer of such ownership and discharge any encumbrance thereon.  Additionally, on or before the Closing Date, Lessee shall supply or cause to be supplied to Lessor all documents and information pertaining to the construction of the Arden Courts of Old Orchard Facility as Lessor shall reasonably request (including, without limitation, any and all plans and specifications and all building, foundation, grading or other permits and/or authorizations necessary for the construction of the Arden Courts of Old Orchard Facility, and copies of the certificate of occupancy for the Arden Courts of Old Orchard Facility, copies of all necessary permits, approvals, healthcare licenses and Medicare certifications necessary for the operation of the Arden Courts of Old Orchard Facility)  and Lessee shall also assign to Lessor each construction contract to which Lessee is a party and all guaranties and warranties relating thereto.

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(c) Amendments to Master Lease on Closing Date.
(i) Upon the closing of the Purchase Transaction on the Closing Date, the Master Lease is hereby automatically amended to add the following definitions to Section 2.1 thereof:
(1) Arden Courts of Old Orchard Facility: As defined in the Ninth Amendment to this Lease.

(2) Arden Courts of Old Orchard Facility Lease Year:    Each period of twelve (12) full calendar months from and after the “Closing Date” (as defined in the Ninth Amendment to this Lease), unless such date is a day other than April 1, in which case the first Arden Courts of Old Orchard Facility Lease Year shall be the period commencing on the Closing Date and ending on March 31 immediately following the Closing Date, and each subsequent Arden Courts of Old Orchard Facility Lease Year shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year.

(3) Ninth Amendment to this Lease: That certain Ninth Amendment to Master Lease and Security Agreement, dated September 30, 2014, between Lessor and Lessee.

(ii) Upon the closing of the Purchase Transaction on the Closing Date, the Master Lease is hereby automatically amended to add the Arden Courts of Old Orchard Facility to Exhibit A-3 of the Master Lease as a “Pool 3 Facility” with the following information:

(1) Facility: Arden Courts of Old Orchard, 4100 Freemansburg Avenue, Easton, PA 18045, as such may be amended by written notice to the Lessor;
(2) Facility Owner/Lessor: HCP Properties, LP;
(3) Facility Description and Primary Intended Use: Assisted living facility consisting of 64 beds;
(4) Initial Monthly Allocated Minimum Rent: Shall be equal to the Purchase Price multiplied by:
(a) the greater of 6.50% and the rate of a 10-year Treasury note as of the Closing Date plus 350 basis points, if the Closing Date occurs on or before the 180th day following Substantial Completion;

(b) the greater of 6.50% and the rate of a 10-year Treasury note as of the Closing Date plus 375 basis points, if the Closing Date occurs on the 181st through 270th day following Substantial Completion; or

(c) the greater of 6.50% and the rate of a 10-year Treasury note as of the Closing Date plus 400 basis points, if the Closing Date occurs on the 271st through 360th day following Substantial Completion;

(5) Allocated Initial Investment: $15,000,000.00;
(6) Fixed Term: 16 years;

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(7) Extended Term: 19 years;
(8) HCP ID: 2235.

(iii) Upon the closing of the Purchase Transaction on the Closing Date, all terms and conditions applicable to the Facilities under the Master Lease shall be applicable to the Arden Courts of Old Orchard Facility except:

(1) The terms of Section 1(d) of Exhibit D attached to the Master Lease shall not apply to the Arden Courts of Old Orchard Facility for the first Extended Term, if any (and the Arden Courts of Old Orchard Facility shall not be subject to any Fair Market Rental adjustment for such first Extended Term, if any).

(2) Exhibit D attached to the Master Lease is hereby automatically amended to add the following as a new paragraph (f) to the end of Section 1 thereof:  “(f)  Notwithstanding the foregoing paragraphs (b) and (c) above, for the Arden Courts of Old Orchard Facility, the Allocated Minimum Rent for such Facility shall be adjusted as follows:  (i) if the Closing Date is on a day other than April 1, for the period from the Closing Date through the immediately following March 31, current monthly Allocated Minimum Rent for the Arden Courts of Old Orchard Facility shall not be increased; (ii) for the first (1st) full Arden Courts of Old Orchard Facility Lease Year commencing as of April 1 on or following the Closing Date, current monthly Allocated Minimum Rent for the Arden Courts of Old Orchard Facility shall not be increased; (iii) commencing upon the expiration of the first (1st) full Arden Courts of Old Orchard Facility Lease Year, the then current monthly Allocated Minimum Rent for such Facility shall be increased by an amount equal to (A) three percent (3%), multiplied by (B) the fraction equal to (I) 12 plus the number of months in clause (i) above, divided by (II) 12 (for example, if the Closing Date occurs on September 1, the current Monthly Allocated Minimum Rent for the Arden Courts of Old Orchard Facility shall be increased by the product of ninetieth-twelfths (19/12) and three percent (3.0%)); (iv) commencing upon the expiration of each of the second (2nd) through fourth (4th) full Arden Courts of Old Orchard Facility Lease Years, the then current monthly Allocated Minimum Rent for such Facility shall be increased by three and one-half percent (3.50%); and (v) thereafter, the then current monthly Allocated Minimum Rent shall be increased in the same manner as the Allocated Minimum Rent for the other Pool 3 Facilities is increased (in accordance with the foregoing paragraphs (b) and (c) above, as applicable).”

(3) The Per Bed Minimum and Annual Minimum Capital Project Amount requirements shall not apply to the Arden Courts of Old Orchard Facility for the first (1st) twelve (12) calendar months following the Closing Date.

5. Costs and Expenses.  Lessee shall promptly pay all costs and expenses, including, without limitation, Lessor’s reasonable attorneys’ fees, expenses and disbursements, relating to this Amendment and the closing of the Purchase Transaction as set forth in Section 4 hereof.

6. Further Assurances. The parties agree to promptly sign all documents reasonably requested to give effect to the provisions of this Amendment.
7. Effect of Amendment. All references in the Master Lease to the “Master Lease” shall be deemed to be references to the Master Lease as amended hereby.

8. Full Force and Effect; Acknowledgement.   In the event of any inconsistencies between the terms of this Amendment and the terms of the Master Lease, the terms of this Amendment shall govern and control.

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Except as provided for herein, all other terms and conditions of the Master Lease shall remain unchanged and continue in full force and effect and the parties hereby reaffirm the terms and conditions of the Master Lease.

9. Counterparts; Facsimile or Electronically Transmitted Signatures. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSOR”

HCP PROPERTIES, LP, a Delaware limited partnership

By:HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

Signature Page - 1

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By: /s/Angela M. Playle

Name: Angela M. Playle

Title:Senior Vice President

Signature Page - 2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

“LESSEE”

HCR III HEALTHCARE, LLC, a Delaware limited liability company

By:/s/Matthew S. Kang

Name:Matthew S. Kang

Title:Vice President, Chief Financial Officer

Signature Page - 3

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended pursuant to the foregoing Amendment.

HCR MANORCARE, INC., a Delaware corporation

By:/s/Matthew S. Kang

Name:Matthew S. Kang

Title: Vice President, Chief Financial Officer

Signature Page - 4

EXHIBIT A

Elizabethtown Addition

ALL THAT CERTAIN lot or parcel of ground with improvements erected thereon situate in the Borough of Elizabethtown, County of Lancaster and State of Pennsylvania, bounded and described as follows:

BEGINNING at a point located on the West right-of-way line of South Market Street, said point being situate at the intersection of the South right-of-way of West Bainbridge Street with the aforementioned West right-of-way line of South Market Street; thence from the place of beginning along the aforementioned West right-of-way line of South Market Street, South seventeen (17) degrees ten (10) minutes no (00) seconds East, for a distance of seventy-five and fifty hundredths (75.50) feet to a point; thence South seventy-two (72) degrees eight (08) minutes no (00) seconds West, for a distance of one hundred thirty-nine and ninety hundredths (139.90) feet to a point; thence North seventeen (17) degrees fifty-five (55) minutes no (00) seconds West, for a distance of sixty and thirty-six hundredths (60.36) feet to a point; thence along the aforementioned South right-of-way line of West Bainbridge Street, North sixty-six (66) degrees no (00) minutes no (00) seconds East, for a distance of one hundred forty-one and sixty-nine hundredths (141.69) feet to the place of BEGINNING.

CONTAINING 9,532.58 square feet (0.219 acre) and being shown in greater detail on a plan laid out by Merlyn J. Jenkins.  Registered Professional Land Surveyor, of Merlyn J. Jenkins & Associates, Inc., Pottsville, Pennsylvania, dated June 9, 1997.

Being the same premises which Lowell D. Mann and Anna Jean Mann, husband and wife, by Deed dated July 17, 1997 and recorded July 17, 1997 in Lancaster County in Deed Book 5399 Page 0302 conveyed unto Baily (erroneously spelled Bailey) Nursing Home, Inc., now by certificate of merger filed December 20, 2007 with the State of Delaware, Secretary of State, MANOR CARE, INC., a Delaware corporation.

Further described in accordance with ALTA/ACSM land title survey made by Mendola & Associates, P.C., dated July 11, 2011, last revised July 1, 2014, Job No. 11054, as follows:

Beginning at a point located at the intersection of the Southeasterly side of Union Street (LR 280) and the Southwesterly side of South Market Street; Thence along the said Southwesterly side of South Market Street bearing S 17° 10’ 00” E for a distance of 75.50 feet to a point being the common corner to lands of HCP Properties, LP, Parcel 1; Thence along said lands of HCP Properties, LP, Parcel 1 bearing S 72° 08’ 00” W for a distance of 139.90 feet to a point being common to said lands of HCP Properties, LP, Parcel 1 and being the common corner to lands n/f of David M. DeWolf; Thence along said lands n/f of David M. DeWolf bearing N 17° 55’ 00” W for a distance of 60.36 feet to a point being the common corner to said lands n/f of David M. DeWolf and located at the aforesaid Southeasterly side of Union Street (LR 280); Thence along the said Southeasterly side of Union Street (LR 280) bearing N 66° 00’ 05” E for a distance of 141.69 feet to the point of beginning.

Containing an area of 9,532.84 square feet or 0.22 acres, more or less.

Tax ID / Parcel No. 250-88935-0-0000

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EXHIBIT B

Arden Land

Attached.

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SITE DATA

ADDRESS:	4100 FREEMANSBURG AVENUE EASTON PA, 18045
RECORD OWNER:	HCP PROPERTIES, LP. SUITE 360 3760 KILROY AIRPORT WAY LONG BEACH, CA 90806
APPLICANT:	ARDEN COURTS OF OLD ORCHARD PA, LLC. 7301 CALHOUN PLACE, SUITE 300 ROCKVILLE, MD 20855 PHONE:(240) 453-8838 FAX: (240) 453-8501
TAX PARCEL NO.:	M8 - 11 - 5
DEED BOOK & PAGE :	D.B. 1999-1, PAGE 55664
TOTAL AREA OF SITE:	456,848 SF., 10.49 ACRES

ZONING DATA

OB - OFFICE/BUSINESS
IN - INSTITUTIONAL OVERLAY
NEO - NEIGHBORHOOD ENHANCEMENT OVERLAY
SEO - STREETSCAPE ENHANCEMENT OVERLAY
USE: NURSING HOME

DATA	REQUIRED	EXISTING	PROPOSED
MAXIMUM DENSITY	456 BEDS	180 BEDS	244 BEDS
MINIMUM OPEN SPACE	20% OF LOT (2.1 AC.)	48% (5.04 AC.)	30% (3.15 AC.)
MINIMUM LOT AREA	2 ACRES	10.49 ACRES	10.49 ACRES
MINIMUM LOT WIDTH	300 FT.	242.83 FT.	242.83 FT.
MINIMUM LOT DEPTH	200 FT.	672.18 FT.	672.18 FT.
MAXIMUM LOT COVERAGE	65%	30.86%	42.23%
MAXIMUM BUILDING COVERAGE	30%	11.72%	17.00%
BUFFER YARD	20 FT.	0 FT.	0 FT. (30 FT. PROPOSED)
FRONT YARD	50 FT.	362 FT.	362 FT. (389 FT. PROPOSED)
SIDE YARD	50 FT.	53 FT.	53 FT. (73.62 FT. PROPOSED
REAR YARD	50 FT.	61 FT.	51 FT.
MAXIMUM HEIGHT	35 FT.	< 35 FT.	< 35 FT.
FLOOR AREA RATIO (FAR)	0.380 (MAX)	0.184	0.247
PARKING SETBACK	50'	0 FT.	0 FT. (84.76 FT. PROPOSED)
INTERIOR PARKING LANDSCAPE	5% OF PARKING LOT	16%	20%

PARKING SUMMARY

REQUIREMENTS

1 SPACE/4 BEDS
0.8 SPACES/EMPLOYEE
1 SPACE/VISITING DOCTOR

EXISTING BUILDING	REQUIRED	PROVIDED
180 BEDS	45 SPACES	45 SPACES
90 EMPLOYEES	72 SPACES	81 SPACES
1 VISITING DOCTOR	1 SPACES	1 SPACES
TOTAL	118 SPACES	127 SPACES

ARDEN COURT	REQUIRED	PROVIDED
64 BEDS	16 SPACES	16 SPACES
20 EMPLOYEES	16 SPACES	19 SPACES
1 VISITING DOCTOR	1 SPACES	1 SPACES
TOTAL	33 SPACES	36 SPACES
SITE TOTAL	151 SPACES	163 SPACES

DENSITY

REQUIREMENT

1 BED / 1,000 SF OF TOTAL LOT AREA

456,848 SF / 1,000 SF = 456 BEDS

FLOOR AREA RATIO

REQUIREMENT

TOTAL FLOOR AREA OF ALL BUILDINGS / TOTAL LOT AREA = FAR

113,006 SF / 456,848 SF = .247

GENERAL NOTES

1. REFERENCE "PRELIMINARY/FINAL PLANS OF MANOR CARE HEALTH SERVICES NURSING AND RE-HAB CENTER, ARDENS COURTS" DATED SEPTEMBER 8, 1998 AND LAST REVISED AUGUST 28 ,1998. THIS PLAN AS FILED WAS APPROVED FOR CONSTRUCTION OF A 120 BED SKILLED NURSING FACILITY, A FUTURE 30 BED ADDITION AND THE 60 BED ARDEN COURT.
2. ORIGINAL PLAN WAS AMENDED FEBRUARY 2, 2001 FOR A "PROPOSED 40 BED ADDITION", PREVIOUSLY APPROVED AS A "FUTURE 30 BED ADDITION".
3. THE 60 BED ARDEN COURT FACILITY WAS APPROVED AS PART OF THE PRELIMINARY/FINAL PLAN AS LAST REVISED AUGUST 28, 1999. THIS FACILITY, AS PROPOSED, IS TO BE EXPANDED TO A TOTAL OF 64 BEDS.
4. REFERENCE "ALTA / ACSM LAND TITLE SURVEY FOR MANOR CARE HEALTH SERVICES" OF TAX PARCELS M8-11-3 AND M8-11-5 PREPARED BY NAVE, NEWELL, & STAMPFL, LTD. DATED APRIL 5, 1999 AND LAST REVISED APRIL 19, 1999.
5. REFERENCE "REVISED FINAL LAND DEVELOPMENT PLAN FOR MANOR CARE HEALTH SERVICES" PREPARED BY NAVE NEWELL, INC., DATED 11/10/03 AND LAST REVISED 12/3/04.
6. SITE IS CURRENTLY SERVED BY PUBLIC WATER (EASTON SUBURBAN WATER AUTHORITY) & PUBLIC SANITARY SEWAGE DISPOSAL (BETHLEHEM TOWNSHIP).
6. REFERENCE "DRAINAGE REMEDIATION PLANS". PREPARED BY NAVE NEWELL, INC. DATED APRIL 7, 2003 AND LAST REVISED MAY 8, 2003.

TOWNSHIP ENGINEER

REVIEWED BY THE TOWNSHIP ENGINEER.

TOWNSHIP ENGINEER ____________ DATE ____________

LEHIGH VALLEY PLANNING COMMISSION

REVIEWED BY THE LEHIGH VALLEY PLANNING COMMISSION.

LEHIGH VALLEY PLANNING COMMISSION REVIEWER ____________ DATE ____________

BETHLEHEM TWP. PLANNING COMMISSION

REVIEWED BY THE BETHLEHEM TOWNSHIP PLANNING COMMISSION AND ACCEPTED FOR RECORDING.

CHAIRMAN ____________ SECRETARY ____________ DATE ____________

BOARD OF COMMISSIONERS

APPROVED BY THE BETHLEHEM TOWNSHIP BOARD OF COMMISSIONERS FOR RECORDING.

PRESIDENT ____________ SECRETARY ____________ DATE ____________

REQUIRED AGENCY APPROVALS

1. LEHIGH VALLEY PLANNING COMMISSION
2. NORTHAMPTON COUNTY CONSERVATION DISTRICT
3. EASTON SUBURBAN WATER AUTHORITY
4. BETHLEHEM TOWNSHIP MUNICIPAL AUTHORITY
5. PADEP
   - SEWAGE FACILITIES PLANNING MODULE
   - NPDES PERMIT

DRAINAGE COVENANTS AGREEMENT

The Owner(s) for themselves, their heirs, executors, administrators, and successors and assigns do hereby covenant to bind themselves, their heirs, executors, administrators, successors, and assigns and the lands described in the plan entitled Revised Final Land Development Plans for Manor Care Health Services Arden Courts Situated in Northampton County, Inc. to faithfully perform all of the following requirements:

1. The Owner(s) shall be responsible for stabilization and reconstruction (to approved design grades and specifications) of all drainage swales and detention basins within an owner's lot, which because of construction activities, grading, or stripping of vegetation on the owner's lot has caused damage to said public improvements.
2. All drainage and detention basin easements shown on this plan shall be maintained in a grassed or otherwise improved condition, in accordance with the grades and designs shown on the approved development plans for this project. All these easements shall be kept free of all obstructions, including but not limited to, such obstructions as fill, temporary or permanent structures, and plants (other than grass). Fences may be constructed within these easements, within the requirements of other Township Ordinances, provided that the fence is of a type and location that will not impede the flow of stormwater, and provided that the owner(s) shall be bound to remove such fence at the owner(s) expense and without compensation to the owner(s) if determined by the Township to be necessary to allow work within the easement. The maintenance of all such easements shall be the responsibility of the current lot owner(s) at any point in time, including future owner(s).
3. Whenever sedimentation is caused by stripping vegetation, grading or other earth moving activities, it shall be the responsibility of the Owner(s) to remove the sedimentation from all adjoining surfaces, drainage systems and watercourses, and to repair any damage at the Owner(s)'s expense.
4. The Owner(s) shall make provisions for and be personally responsible for strict compliance with all of the aforesaid covenants, and any other agreement contained in any and all agreements with the Township. Upon failure by the Owner(s) to comply within the time period specified by oral or written notice, or in the event the Township, in its sole and absolute discretion determines the work to be on an emergency nature, the Township may perform such work as may be necessary in its sole and absolute discretion to bring the Owner(s) into compliance at the Owner(s)' expense and the Owner(s) shall be charged for said expense, plus a 20% surcharge for the Township's administrative expenses, plus any costs expended by the Township if a municipal lien or suit in assumpsit or equity is filed, which expense the Owner(s) hereby agree to assume and pay.

GRANTED ZONING RELIEF

NOTE: THIS PROPERTY IS SUBJECT TO THE FOLLOWING ZONING HEARING BOARD DECISIONS:

1. THIS SUBJECT PROPERTY LIES WITHIN AN INSTITUTIONAL OVERLAY DISTRICT.
2. A SPECIAL EXCEPTION WAS GRANTED TO ALLOW FOR THE USE OF PERSONAL CARE CENTER WITHIN THE INSTITUTIONAL OVERLAY DISTRICT (APPEAL 16-95).
3. A VARIANCE OF SIXTY FEET (60') WAS GRANTED TO APPENDIX A.5.B, REGARDING THE MINIMUM LOT WIDTH ALONG FREEMANSBURG AVENUE (S.R. 2018) (APPEAL 16-95).
4. A VARIANCE OF THIRTY FEET (30') WAS GRANTED TO APPENDIX A.5.E.1, REGARDING THE SETBACK OF PAVED AREAS FROM THE LOT LINE OF AN EXISTING DWELLING (SOUTHERN MOST LOT LINE ALONG THE LANDS OF EMRICK) (APPEAL 16-95).
5. BETHLEHEM TOWNSHIP ZONING BOARD GRANTED A VARIANCE ON DECEMBER 10, 1996 (APPEAL No. 40-96) AND SPECIFIED THAT THE HEIGHT OF THE SIGN WAS NOT TO EXCEED TEN (10) FEET, AND THE SQUARE FOOTAGE WAS NOT TO EXCEED 52.3 SQUARE FEET.
6. ON SEPTEMBER 29, 2004, THE BETHLEHEM TOWNSHIP ZONING HEARING BOARD GRANTED A VARIANCE FROM ARTICLE XVII, SECTION 1703.A.5 OF THE BETHLEHEM TOWNSHIP ZONING ORDINANCE TO ALLOW 24 OFF-STREET PARKING SPACES IN THE 20' BUFFER YARD, CONDITIONED UPON MANOR CARE INSTALLING A BARRIER ALONG THE 24 PARKING SPACES THAT WILL INSURE MOTOR VEHICLES CANNOT ACCESS THE WALKING TRAIL AREA. THE ZONING DECISION IS REFERENCED UNDER 04-ZHB-020.

THE FOLLOWING REQUIREMENTS OF THE BETHLEHEM TOWNSHIP SUBDIVISION AND LAND DEVELOPMENT ORDINANCE HAVE BEEN WAIVED BY THE BETHLEHEM TOWNSHIP BOARD OF COMMISSIONERS FOR THIS DEVELOPMENT:

1. SECTION 502.A.1, REGARDING THE REQUIREMENT THAT PRELIMINARY PLANS BE APPROVED PRIOR TO THE SUBMISSION OF FINAL PLANS HAS BEEN WAIVED CONDITIONAL UPON THE APPLICANT PAYING THE $500.00 FINAL PLAN FEE AT THE TIME OF SIGNING THE DEVELOPER'S AGREEMENTS.
2. SECTION 503.E.10, REGARDING THE REQUIREMENT THAT ALL BUILDINGS WITHIN 200 FT. OF THE BOUNDARIES OF THE SITE BE NOTED ON THE PLANS, HAS BEEN WAIVED.

FREEMANSBURG AVENUE
S.R. 2018
ZONE MDR (MEDIUM DENSITY RESIDENTIAL)
ZONE OB w/ INSTITUTIONAL OVERLAY
ZONE LI (LIGHT INDUSTRIAL) TOWN CENTER OVERLAY
ZONE OB w/ INSTITUTIONAL OVERLAY
ZONE LI (LIGHT INDUSTRIAL) TOWN CENTER OVERLAY
The Arden Land
20' WIDE EASTON SUBURBAN WATER AUTHORITY EASEMENT
20' ACCESS EASEMENT
PROPOSED LOADING AREA
PROPOSED DUMPSTER
PROPOSED GRASS PAVERS FOR EMERGENCY ACCESS
64 BED ARDEN COURT
EXISTING ONE STORY NURSING FACILITY BUILDING
EXISTING TWO STORY NURSING FACILITY BUILDING
65,566 SF
EXISTING DETENTION BASIN
PROPOSED FENCE
PROPOSED CONCRETE GRASS PAVERS
N/F
ROBERT A. & ANNETTE M. FAUST
MAP REFERENCE: M8/6895-C3
N/F
JOHN F. & MELANIE A. HARPER
MAP REFERENCE: M8/6895-D3
N/F
MICHAEL D. & ANDREA H. GOFF
APN: M8-11-10-3-0205
MAP REFERENCE: M8/6895-D3
N/F
ST. LUKES HOSPITAL OF BETHLEHEM
MAP REFERENCE: N/A
BELL TELEPHONE COMPANY OF PA EASEMENT
EXISTING WALKING TRAIL
50' REAR YARD / 50' PARKING SETBACK
20' BUFFER

NOTES

1. SEE ARCHITECTURAL DRAWINGS FOR DETAILED BUILDING, LIGHTING AND SIDEWALK INFORMATION.
2. PRIOR TO STARTING CONSTRUCTION, THE CONTRACTOR SHALL BE RESPONSIBLE TO MAKE SURE THAT ALL REQUIRED PERMITS AND APPROVALS HAVE BEEN OBTAINED. NO CONSTRUCTION AND/OR FABRICATION SHALL BEGIN UNTIL THE CONTRACTOR HAS RECEIVED AND THOROUGHLY REVIEWED ALL PLANS AND OTHER DOCUMENTS BY ALL OF THE PERMITTING AUTHORITIES.
3. ALL WORK SHALL BE PERFORMED IN ACCORDANCE WITH THESE PLANS AND THE REQUIREMENTS AND STANDARDS OF THE LOCAL GOVERNING AUTHORITY.
4. CONTRACTOR SHALL ENSURE COMPLIANCE WITH THE LATEST REVISED A.D.A. REGULATIONS.
5. THIS PLAN HAS BEEN REVIEWED BY THE TOWNSHIP STAFF, TOWNSHIP ENGINEER, AND TOWNSHIP SOLICITOR FOR CONSISTENCY WITH MUNICIPAL REGULATIONS AND ORDINANCES RELATED TO LAND USAGE AND DIMENSIONAL REQUIREMENTS OF ZONING. INVESTIGATIONS REGARDING PERIPHERAL LAND AND PLAN ISSUES WHICH ARE NOT REQUIRED AS PART OF A REVIEW PROCESS SUCH AS CLARITY OF TITLE, SUBSURFACE CONDITIONS INCLUDING, BUT NOT LIMITED TO, SOIL AND WATER QUALITY, KARST GEOLOGICAL ACTIVITY, AND HISTORIC AND ARCHAEOLOGICAL ISSUES, OR SUCH OTHER ISSUES (AS APPROPRIATE) THAT MAY AFFECT THE MERCHANTABILITY OF THE LAND, HAVE NOT BEEN INVESTIGATED OR REVIEWED BY THE TOWNSHIP, THE TOWNSHIP ENGINEER, OR THE TOWNSHIP SOLICITOR. THE TOWNSHIP, TOWNSHIP ENGINEER, AND TOWNSHIP SOLICITOR MAKE NO REPRESENTATION OF WARRANTY CONCERNING THOSE ISSUES, WHICH SHOULD BE ADDRESSED BY QUALIFIED PROFESSIONALS, COMMISSIONED BY THE DEVELOPER AND/OR LAND OWNER(S) AS APPROPRIATE, AND WHO ARE ENGAGED IN THE APPROPRIATE FIELD OF PRACTICE. DIMENSIONS AND GEOMETRY OF THE PROPERTY BOUNDARY AND ANY INTERNAL LOTS AND STREETS HAVE BEEN OVERVIEWED WITH RESPECT TO APPLICABLE ORDINANCE STANDARDS FOR MATHEMATICAL COMPLETENESS, CLARITY OF DEPICTION, CONSISTENCY, CLOSURE, AND AREA (ONLY). THE RESEARCH FOR AND DETERMINATION AND LOCATION OF PROPERTY LINES, STREET RIGHTS-OF-WAY, AND OTHER EASEMENTS, ETC. ARE THE RESPONSIBILITY OF THE SURVEYOR OF RECORD WHOSE SEAL APPEARS ON THIS PLAN, AND HAVE NOT BEEN INDEPENDENTLY CONFIRMED OR VERIFIED BY THE TOWNSHIP, THE TOWNSHIP ENGINEER, OR THE TOWNSHIP SOLICITOR.

CURB AND SIDEWALK PLAN NOTATION

The Owner (s) of the lot will maintain the curb and sidewalk at no expense to Bethlehem Township, and shall hold Bethlehem Township harmless in the event of any claims arising from the construction, reconstruction or maintenance of the curb and sidewalk.

COVENANT AND AGREEMENT TO MAINTAIN SWM FACILITIES

The Owner, on behalf of the Owner and the heirs, executors, administrators, successors and assigns of the Owner, hereby promises, covenants and agrees and with the Township of Bethlehem, its successors, assigns, to fully comply with the terms and conditions of a certain Covenant and Agreement to Maintain Stormwater Management Facilities between Owner and the Township of Bethlehem to be recorded in the Office of the Recorder of Deeds of Northampton County, Pennsylvania, including the duties to perform such maintenance, repair, refurbishment, reconstruction and replacement of stormwater management facilities including, but not limited to, drainage swales, detention and retention basins, stormwater piping systems, inlet and outlet structures, and all appurtenant structures and facilities to the foregoing, as shown on the Plan and located on the lands of the owner which are not to be dedicated to the Township as public facilities, as may be necessary or advisable in the opinion of the Township to ensure the structural integrity and the functioning of the facilities and their compliance with the ordinances of the Township. The Owner does hereby bind the Owner, the heirs, executors, administrators, successors and assigns of the Owner and the land to the faithful performance of the foregoing.

MDR
PC
FREEMANSBURG AVE
SITE
TOWPATH BIKE TRAIL
LI
BETHLEHEM TWP.
PALMER TWP.
MDR
COMMERCIAL ENHANCEMENT OVERLAY
TOWN CENTER OVERLAY

LOCATION MAP

SCALE: 1" = 1000'

PLAN PREPARER'S STATEMENTS

I, JAMES S. CONLOW, A REGISTERED SURVEYOR OF THE COMMONWEALTH OF PENNSYLVANIA, DO HEREBY CERTIFY THAT THIS PLAN, PREPARED FROM A FIELD SURVEY IN JULY 2006, CORRECTLY REPRESENTS THE PROPERTY BOUNDARY OF THE PROPOSED SUBDIVISION OF LAND DEVELOPMENT.

DATE ____________ REGISTERED SURVEYORS' SIGNATURE ____________

I, GREGORY C NEWELL , A REGISTERED PROFESSIONAL ENGINEER IN THE COMMONWEALTH OF PENNSYLVANIA, DO HEREBY CERTIFY THAT THE ACCOMPANYING APPLICATION, PLANS AND SUPPORTING DOCUMENTATION ARE TRUE AND CORRECT, TO THE BEST OF MY KNOWLEDGE.

DATE ____________ PLAN PREPARER'S SIGNATURE ____________

OWNERS CERTIFICATION

WE, THE OWNERS OF THE LAND INVOLVING THE ACCOMPANYING PLANS, BEING DULY SWORN ACCORDING TO LAW, DEPOSE AND SAY WE ARE THE SOLE OWNERS OR ARE THE AUTHORIZED OFFICERS OF THE CORPORATION THAT IS THE SOLE OWNERS OF THIS PROPERTY IN PEACEFUL POSSESSION OF IT, AND THAT THERE ARE NO SUITS PENDING AFFECTING THE TITLE OF SAME, AND THAT WE ACKNOWLEDGE THE ACCOMPANYING PLANS, AND THAT ALL IMPROVEMENTS IDENTIFIED AS PROPOSED PUBLIC PROPERTY (NOT INCLUDING IMPROVEMENTS LABELED "NOT FOR DEDICATION") ARE PROPOSED FOR DEDICATION TO THE PUBLIC USE, AND THAT WE PROPOSE THE ATTACHED RECORD PLAN FOR RECORDING, AFTER RECEIVING ALL REQUIRED MUNICIPAL APPROVALS.

OWNERS OR AUTHORIZED CORPORATE OFFICERS' SIGNATURES

SWORN AND SUBSCRIBED BEFORE THIS ____________ DAY OF ____________ , 20

SEAL ____________ NOTARY PUBLIC

LEGEND

PROPERTY LINE
ADJOINING PROPERTY LINE
RIGHT OF WAY LINE
ACCESS EASEMENT
WATER/TELEPHONE EASEMENT
EXISTING CURB
EXISTING BUILDING
EXISTING TRAFFIC SIGN
EXISTING PARKING COUNT
PROPOSED CURB
PROPOSED BUILDING
PROPOSED SIDEWALK
PROPOSED FENCE
PROPOSED GUIDERAIL
PROPOSED WHEELSTOP
PROPOSED PARKING COUNT
PROPOSED SIGN
SETBACK LINE
DRAINAGE EASEMENT

GRAPHIC SCALE

(IN FEET)
1 inch = 50 ft

Nave NEWELL
Where Ideas Get Down to Earth

date	no.	description	drn'd	by
09/09/13	1	REVISED PER TWP REVIEW LTR DATED 08/19/13	JMD	CCS
11/20/13	2	REVISED PER NPDES SUBMISSION	JMD	JMS

DRAWING NAME: REVISED FINAL PLAN - COMPOSITE SITE PLAN

Arden Courts®

LOCATION: BETHLEHEM TOWNSHIP, NORTHAMPTON COUNTY, PA

project no. 2003-078.03	drawn by: TAS
date: 06/03/13	chk'd by: JMD
scale: 1" = 50'	approv. by: GCN

sheet no.

3 of 15

Copyright©2013 by Nave Newell, Inc., Wayne, PA 19087. All rights reserved. The plans, elevations, drawings, illustrations and other material contained within this set are the property of Nave Newell, Inc., and may not be reproduced either in part or whole, nor are they to be assigned to any third party, without the expressed written permission of Nave Newell, Inc. Written dimensions on the drawings shall have precedence over scaled dimensions. Contractor shall verify, and be responsible for all dimensions and conditions on the job, and this office must be notified of any variations from the dimensions and conditions shown on these drawings. All shop details must be submitted to this office for approval before proceeding with fabrication.

12/12/2013 1:57:30 PM

730638.03A-LACSR01A - MSW